PEAR TREE FUNDS

PEAR TREE QUALITY FUND
Ordinary Shares:  USBOX    Institutional Shares:  QGIAX

Supplement dated February 16, 2018

This Supplement amends the Prospectus and the Statement of Additional Information of Pear Tree Funds (the "Trust"), each dated August 1, 2017, as supplemented from time to time, and the Summary Prospectuses for Pear Tree Quality Fund dated August 1, 2017.

At a meeting held on February 8, 2018, the Trustees the Trust, including a majority of the independent trustees, approved a sub-advisory agreement (the "Chartwell Sub-Advisory Agreement") between Chartwell Investment Partners, LLC ("Chartwell") and Pear Tree Advisors, Inc. (the "Manager") whereby Chartwell would serve as the investment sub-adviser to the Manager with respect to Pear Tree Quality Fund ("Quality Fund").   Currently, Columbia Partners, L.L.C., Investment Management ("Columbia") serves as the investment sub-adviser to the Manager with respect to Quality Fund.  Columbia has notified the Manager and the Trustees that it intends to sell its equity and fixed income businesses to Chartwell sometime during the first quarter 2018.  That transaction, once consummated as proposed, would have the effect of terminating Columbia's current sub-advisory agreement with the Manager.  The Trustees believe that approving the Chartwell Sub-Advisory Agreement as proposed is in the best interests of Quality Fund and its shareholders.

In reliance on an exemptive order received by the Trust, shareholder approval of the Chartwell Sub-Advisory Agreement is not required.  Shareholders of Quality Fund as of February 15, 2018 will be receiving from the Trust an information statement that describes the Chartwell Sub-Advisory Agreement, as well as information about Chartwell.

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Please keep this Supplement with your records.